ACTIVISION, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except earnings (loss) per share data)

	Quarter ended March 31,		Year ended March 31,
	2008	2007	2008	2007
	(Unaudited)	(Unaudited)

Net revenues	$602,451	$312,512	$2,898,136	$1,513,012
Costs and expenses:
Cost of sales - product costs	274,334	181,425	1,240,605	799,587
Cost of sales - software royalties and amortization	51,986	26,295	294,279	132,353
Cost of sales - intellectual property licenses	23,909	8,287	110,551	46,125
Product development	79,052	44,678	269,535	133,073
Sales and marketing	67,473	40,074	308,143	196,213
General and administrative	51,164	40,867	195,409	132,514

Total costs and expenses	547,918	341,626	2,418,522	1,439,865
Operating income (loss)	54,533	(29,114)	479,614	73,147
Investment income, net	15,542	10,647	51,254	36,678
Income (loss) before income tax provision (benefit)	70,075	(18,467)	530,868	109,825
Income tax provision (benefit)	25,912	(4,045)	185,985	24,038

Net income (loss)	$44,163	$(14,422)	$344,883	$85,787

Basic earnings (loss) per share	$0.15	$(0.05)	$1.19	$0.31
Weighted average common shares outstanding	293,764	282,991	288,957	281,114
Diluted earnings (loss) per share	$0.14	$(0.05)	$1.10	$0.28
Weighted average common shares outstanding assuming dilution	318,784	282,991	314,731	305,339

ACTIVISION, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31,	March 31,
	2008	2007
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$1,449,212	$954,849
Accounts receivable, net	203,420	148,694
Inventories	146,874	91,231
Software development	96,182	107,779
Intellectual property licenses	18,661	27,784
Deferred income taxes	41,242	51,564
Other current assets	23,804	19,332

Total current assets	1,979,395	1,401,233
Long-term investments	91,215	—
Software development	13,604	23,143
Intellectual property licenses	64,890	72,490
Property and equipment, net	54,528	46,540
Deferred income taxes	32,825	48,791
Other assets	15,055	6,376
Goodwill	279,161	195,374

Total assets	$2,530,673	$1,793,947

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$129,896	$136,517
Accrued expenses and other liabilities	426,175	204,652

Total current liabilities	556,071	341,169

Other liabilities	26,710	41,246

Total liabilities	582,781	382,415

Shareholders’ equity:
Common stock	—	—
Additional paid-in capital	1,148,880	963,553
Retained earnings	772,660	427,777
Accumulated other comprehensive income	26,352	20,202

Total shareholders’ equity	1,947,892	1,411,532
Total liabilities and shareholders’ equity	$2,530,673	$1,793,947

ACTIVISION, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(In thousands, except earnings (loss) per share data)

Quarter ended March 31, 2008	Cost of Sales - Software Royalties and Amortization	Product Development	Sales and Marketing	General and Administrative	Total Costs and Expenses
GAAP Measurement	$51,986	$79,052	$67,473	$51,164	$547,918
Less: Equity-Based Compensation Adjustment*	1,097	7,466	1,728	7,340	17,631
Non-GAAP Measurement	$50,889	$71,586	$65,745	$43,824	$530,287

Quarter ended March 31, 2008	Operating Income (Loss)	Net Income (Loss)	Basic Earnings (Loss) per Share	Diluted Earnings (Loss) per Share
GAAP Measurement	$54,533	$44,163	$0.15	$0.14
Less: Equity-Based Compensation Adjustment*	(17,631)	(10,737)	(0.04)	(0.03)
Non-GAAP Measurement	$72,164	$54,900	$0.19	$0.17

Year ended March 31, 2008	Cost of Sales - Software Royalties and Amortization	Product Development	Sales and Marketing	General and Administrative	Total Costs and Expenses
GAAP Measurement	$294,279	$269,535	$308,143	$195,409	$2,418,522
Less: Equity-Based Compensation Adjustment*	10,898	17,610	6,833	18,224	53,565
Non-GAAP Measurement	$283,381	$251,925	$301,310	$177,185	$2,364,957

Year ended March 31, 2008	Operating Income (Loss)	Net Income (Loss)	Basic Earnings (Loss) per Share	Diluted Earnings (Loss) per Share
GAAP Measurement	$479,614	$344,883	$1.19	$1.10
Less: Equity-Based Compensation Adjustment*	(53,565)	(32,621)	(0.11)	(0.10)
Non-GAAP Measurement	$533,179	$377,504	$1.31	$1.20

*                                         Includes expense related to employee stock options, employee stock purchase plan and restricted stock rights under Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment.”  See explanation above regarding the Company’s practice on reporting non-GAAP financial measures. The per share equity-based compensation adjustment is presented as calculated, and the GAAP and non-GAAP earnings (loss) per share information is also presented as calculated. The sum of these measures, as presented, may differ due to the impact of rounding.

ACTIVISION, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(In thousands, except earnings (loss) per share data)

Quarter ended March 31, 2007	Cost of Sales - Software Royalties and Amortization	Product Development	Sales and Marketing	General and Administrative	Total Costs and Expenses
GAAP Measurement	$26,295	$44,678	$40,074	$40,867	$341,626
Less: Equity-Based Compensation Adjustment*	631	1,664	1,779	3,015	7,089
Non-GAAP Measurement	$25,664	$43,014	$38,295	$37,852	$334,537

Quarter ended March 31, 2007	Operating Income (Loss)	Net Income (Loss)	Basic Earnings (Loss) per Share	Diluted Earnings (Loss) per Share
GAAP Measurement	$(29,114)	$(14,422)	$(0.05)	$(0.05)
Less: Equity-Based Compensation Adjustment*	(7,089)	(4,317)	(0.02)	(0.02)
Non-GAAP Measurement	$(22,025)	$(10,105)	$(0.04)	$(0.04)

Year ended March 31, 2007	Cost of Sales - Software Royalties and Amortization	Product Development	Sales and Marketing	General and Administrative	Total Costs and Expenses
GAAP Measurement	$132,353	$133,073	$196,213	$132,514	$1,439,865
Less: Equity-Based Compensation Adjustment*	2,503	5,728	5,267	12,024	25,522
Non-GAAP Measurement	$129,850	$127,345	$190,946	$120,490	$1,414,343

Year ended March 31, 2007	Operating Income (Loss)	Net Income (Loss)	Basic Earnings (Loss) per Share	Diluted Earnings (Loss) per Share
GAAP Measurement	$73,147	$85,787	$0.31	$0.28
Less: Equity-Based Compensation Adjustment*	(25,522)	(15,543)	(0.06)	(0.05)
Non-GAAP Measurement	$98,669	$101,330	$0.36	$0.33

*                                         Includes expense related to employee stock options, employee stock purchase plan and restricted stock rights under Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment.”  See explanation above regarding the Company’s practice on reporting non-GAAP financial measures. The per share equity-based compensation adjustment is presented as calculated, and the GAAP and non-GAAP earnings (loss) per share information is also presented as calculated. The sum of these measures, as presented, may differ due to the impact of rounding.

ACTIVISION, INC. AND SUBSIDIARIES

FINANCIAL INFORMATION

For the Quarter and Year Ended March 31, 2008

(Amounts in thousands)

	Quarter Ended				Percent
	March 31, 2008		March 31, 2007		Increase
	Amount	% of Total	Amount	% of Total	(Decrease)
Geographic Revenue Mix
North America	$366,620	61%	$116,125	37%	216%
International	235,831	39%	196,387	63%	20%
Total net revenues	$602,451	100%	$312,512	100%	93%

Segment/Platform Mix
Publishing:
Console	$446,595	74%	$167,400	54%	167%
Hand-held	26,742	4%	32,232	10%	-17%
PC	40,198	7%	9,443	3%	326%
Total publishing net revenues	$513,535	85%	$209,075	67%	146%

Distribution:
Console	$69,656	12%	$74,022	24%	-6%
Hand-held	14,320	2%	23,661	7%	-39%
PC	4,940	1%	5,754	2%	-14%
Total distribution net revenues	$88,916	15%	$103,437	33%	-14%
Total net revenues	$602,451	100%	$312,512	100%	93%

	Year Ended				Percent
	March 31, 2008		March 31, 2007		Increase
	Amount	% of Total	Amount	% of Total	(Decrease)
Geographic Revenue Mix
North America	$1,761,753	61%	$753,376	50%	134%
International	1,136,383	39%	759,636	50%	50%
Total net revenues	$2,898,136	100%	$1,513,012	100%	92%

Segment/Platform Mix
Publishing:
Console	$2,129,799	73%	$886,795	59%	140%
Hand-held	219,299	8%	153,357	10%	43%
PC	156,068	5%	78,886	5%	98%
Total publishing net revenues	$2,505,166	86%	$1,119,038	74%	124%

Distribution:
Console	$268,794	9%	$238,662	16%	13%
Hand-held	94,918	4%	122,293	8%	-22%
PC	29,258	1%	33,019	2%	-11%
Total distribution net revenues	$392,970	14%	$393,974	26%	0%
Total net revenues	$2,898,136	100%	$1,513,012	100%	92%

ACTIVISION, INC. AND SUBSIDIARIES

FINANCIAL INFORMATION

For the Quarter and Year Ended March 31, 2008

	Quarter Ended	Quarter Ended	Year Ended	Year Ended
	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007
Publishing Net Revenues

PC	8%	5%	6%	7%

Console	87%	80%	85%	80%
Sony PlayStation 3	18%	12%	13%	5%
Sony PlayStation 2	21%	49%	29%	45%
Microsoft Xbox 360	27%	12%	31%	18%
Nintendo Wii	21%	5%	12%	5%
Other	0%	2%	0%	7%

Hand-held	5%	15%	9%	13%
Sony PlayStation Portable	1%	8%	3%	4%
Nintendo Dual Screen	4%	5%	5%	5%
Nintendo Game Boy Advance	0%	2%	1%	4%

Total publishing net revenues	100%	100%	100%	100%